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                                                                    Exhibit 99-2



                         NOTICE OF GUARANTEED DELIVERY

         This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if (i) Depositary Shares each representing a one-fourth (1/4) interest in PECO Energy Company ("PECO Energy") $7.96 Cumulative Preferred Stock (the "Depositary Shares") cannot be delivered to the Exchange Agent by the Expiration Date (as defined in the Offering Circular/Prospectus of PECO Energy and PECO Energy Capital, L.P. dated ____ __, 1995 (the "Offering Circular/Prospectus")), (ii) the procedure for book-entry transfer of Depositary Shares (as set out in the Offering Circular/Prospectus) cannot be completed by the Expiration Date or (iii) the Letter of Transmittal or Agent's Message and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date. This form, properly completed and duly executed, may be delivered by hand or facsimile transmission or mail to the Exchange Agent. See the Offering Circular/Prospectus.

                    TO:  FIRST CHICAGO TRUST COMPANY OF NEW YORK, EXCHANGE AGENT

            By Hand or Overnight                                                                            By Mail:
                  Courier:                                                                        (registered or certified mail
                                                                                                          recommended)
         First Chicago Trust Company
                 of New York                                                                   First Chicago Trust Company of New
             Tenders & Exchanges                                                                              York
               14 Wall Street                                                                          Tenders & Exchanges
        8th Floor, Suite 4680 - PECO                                                                    Suite 4660 - PECO
         New York, New York   10005                                                                       P.O. Box 2559
                                                                                                   Jersey City, NJ 07303-2559

                    By Facsimile Transmission:                                        Confirm Receipt of Notice
                 (For Eligible Institutions Only)                               of Guaranteed Delivery by Telephone:

                      (201) 222-4270 or 4721                                               (201) 222-4707

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         The undersigned hereby tenders to PECO Energy Company upon the terms and conditions set forth in the Offering Circular/Prospectus dated July __, 1995 and the related Letter of Transmittal (which constitute the "Offer"), receipt of which is hereby acknowledged, the number of Depositary Shares set forth below, pursuant to the guaranteed delivery procedure set forth in the Offering Circular/Prospectus.

  Number of shares of Depositary                                  SIGN HERE
  Preferred tendered:
                                                                  ----------------------------------
  Certificate Nos. (if available)
                                                                  ----------------------------------
  -----------------------------------                                        (Signature(s))

  -----------------------------------                            -----------------------------------
                                                                       (Name(s)) (Please Print)

  If Depositary Shares will be                                   -----------------------------------
  tendered by book-entry transfer:                                            (Address)

                                                                 -----------------------------------
  Name of Tendering Institution:                                              (Zip Code)
                                 ----
  -----------------------------------                            -----------------------------------
  -----------------------------------                               (Area Code and Telephone No.)
  Account No.
             ------------------------

                                   GUARANTEE
                    (Not to be used for signature guarantee)

         The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office branch or agency in the United States, guarantees (a) that the above named-person(s) own(s) the Depositary Shares "tendered" hereby as such term is defined within Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Depositary Shares complies with Rule 14e-4 and (c) to deliver to the Exchange Agent either the Depositary Shares tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of the Depositary Shares tendered hereby into the account of the Exchange Agent at The Depository Trust Company ("DTC"), Midwest Securities Trust Company or Philadelphia Depository Trust Company, in each case together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof, with any required signature guarantees (or in the case of DTC, an





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Agent's Message (as defined in the Offering Circular/Prospectus)) and any other required documents within three New York Stock Exchange trade days after the date of execution of this Notice.

                                    --------------------------------------
                                               (Name of Firm)

                                    --------------------------------------
                                               (Authorized Signature)

                                    --------------------------------------
                                               (Name)

                                    --------------------------------------
                                               (Address)

                                    --------------------------------------
                                               (Zip Code)

                                    --------------------------------------
                                       (Area Code and Telephone No.)

Dated:
      --------------------------

DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.





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